                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07532
                                   ---------

                          Municipal Advantage Fund Inc.
                          -----------------------------
               (Exact name of registrant as specified in charter)

             1345 Avenue of the Americas, New York, New York 10105
             -----------------------------------------------------
              (Address of principal executive offices) (Zip code)

 Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, New York 10105
 -----------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 212-739-3371
                                                    ------------

Date of fiscal year end: October 31, 2005
                         ----------------

Date of reporting period: April 30, 2005
                          --------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may
use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget
("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW,
Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO SHAREHOLDER

Municipal Advantage Fund Inc. Semi-Annual Report April 30, 2005

Contents

Letter to Shareholders	1

Performance & Statistics	2

Schedule of Investments	3-8

Statement of Assets and Liabilities	9

Statement of Operations	10

Statement of Changes in Net Assets	11

Notes to Financial Statements	12-16

Annual Shareholder Meeting Results/
Proxy Voting Policies & Procedures	17

Financial Highlights	18

Municipal Advantage Fund Inc. Letter to Shareholders

June 15, 2005

Dear Shareholder:

We are pleased to provide you with the semi-annual report of Municipal Advantage Fund Inc. (the “Fund”) for the six months ended April 30, 2005.

Please refer to the following page for specific Fund information. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s transfer agent at 1-800-331-1710. Also note that a wide range of information and resources can be accessed through our Web site, www.allianzinvestors.com.

Together with Allianz Global Investors Fund Management LLC, formerly, PA Fund Management LLC, the Fund’s investment manager and Oppenheimer Capital LLC, the Fund’s investment adviser, we thank you for investing with us. We remain dedicated to serving your investment needs.

Sincerely,

Robert E. Connor Chairman	Brian S. Shlissel President & Chief Executive Officer

| 4.30.05 | Municipal Advantage Fund Semi-Annual Report 1

Municipal Advantage Fund Inc. Performance & Statistics
April 30, 2005 (unaudited)

Symbol:	Primary Investments:	Inception Date:
MAF	Municipal fixed-income	April 30, 1993
securities, the interest from
Objective:	which is exempt from federal	Net Assets(1):
Seek a high level of current	income tax.	$162.1 million
income exempt from federal
income tax.		Portfolio Manager:
Matthew Greenwald

Total Return (2):	Market Price	Net Asset Value (“NAV”)

Six months	1.51%	1.79%
1 year	7.36%	8.88%
3 years	7.45%	7.29%
5 years	9.24%	8.47%
10 years	8.23%	7.25%

Common Share Market Price/NAV Performance:
Commencement of Operations (4/30/93) to 4/30/05

Market Price/NAV:

Market Price	$12.89

NAV	$14.76

Discount to NAV	12.67%

Market Price Yield (3)	5.59%

Moody’s Ratings as a % of total investments

(1) Inclusive of net assets attributable to Preferred Stock outstanding.

(2) Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in the Fund at the beginning of each specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all of the Fund’s income dividends and capital gain distributions have been reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect broker commissions or sales charges. Total return for a period more than one year represents the average annual total return. Total return for a period less than one year is not annualized.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. A portion of the income generated by the Fund may be subject to federal, state and local taxes, and may at times be subject to the alternative minimum tax. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is total assets applicable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(3) Market Price Yield is determined by dividing the annualized current monthly per share dividend to common shareholders by the market price per common share at April 30, 2005.

2 Municipal Advantage Fund Semi-Annual Report | 4.30.05 |

Municipal Advantage Fund Inc. Schedule of Investments
April 30, 2005 (unaudited)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)	Value

MUNICIPAL BONDS & NOTES—99.2%
	California—11.7%
$1,000	Foothill/Eastern Corridor Agcy., Toll Rd. Rev.,
	5.75%, 1/15/40	Baa3/BBB-	$1,021,650
5,000	Golden State Tobacco Securitization Corp. Rev.,
	5.00%, 6/1/38 (AMBAC)	Aaa/AAA	5,109,900
1,000	Los Angeles Unified School Dist. GO,
	5.75%, 7/1/16 (MBIA)	Aaa/AAA	1,177,120
1,400	Sacramento Muni. Utility Electric Dist. Rev.,
	5.75%, 7/1/18, Ser. K (AMBAC)	Aaa/AAA	1,661,548
1,000	State Dept. Water Res. Rev.,
	5.50%, 5/1/16, Ser. A (AMBAC)	Aaa/AAA	1,124,510
7,000	State GO, 5.125%, 11/1/24	A3/A	7,412,860
1,000	State Health Facs. Financing Auth. Rev., 5.00%, 3/1/33	NR/A	1,007,670

			18,515,258

	Colorado—1.0%
1,500	Denver Convention Center, Hotel Auth. Rev.,
	5.00%, 12/1/21, Ser. A (XLCA)	Aaa/AAA	1,586,385

	District of Columbia—1.4%
	State GO,
955	5.25%, 6/1/27, Ser. A, (MBIA)	Aaa/AAA	1,009,769
145	5.25%, 6/1/27, Ser. A, (MBIA)
	(Pre-refunded @101, 6/1/08) (a)	Aaa/AAA	156,129
1,000	World Wildlife Fund, 6.00%, 7/1/18, Ser. A (AMBAC)	Aaa/AAA	1,129,690

			2,295,588

	Florida—4.4%
1,355	Highlands Cnty., Health Facs. Auth. Rev.,
	5.375%, 11/15/35	A2/A	1,414,850
1,000	Jacksonville Port Auth. Airport Rev.,
	6.25%, 10/1/24, Ser. A (FGIC) (b)	Aaa/AAA	1,032,590
4,275	Miami-Dade Cnty., Expressway Auth. Toll System Rev.,
	5.00%, 7/1/29, Ser. B (FGIC)	Aaa/AAA	4,486,356

			6,933,796

	Georgia—8.2%
1,000	Atlanta Dev. Auth. Rev., 5.25%, 7/1/12, Ser. A	A3/NR	1,082,400
7,550	Atlanta Water & Wastewater Rev.,
	5.00%, 11/1/37-11/1/43 (FSA)	Aaa/AAA	7,820,049
2,000	Chatham Cnty. Hospital Auth. Rev., 5.75%, 1/1/29	A3/A-	2,143,600
1,750	Cherokee Cnty. Water & Sewer Auth. Rev.,
	5.50%, 8/1/23 (MBIA)	Aaa/AAA	2,047,745

			13,093,794

| 4.30.05 | Municipal Advantage Fund Semi-Annual Report 3

Municipal Advantage Fund Inc. Schedule of Investments
April 30, 2005 (unaudited) (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)	Value

	Hawaii—2.8%
$1,000	State Airport System Rev., 5.75%, 7/1/21, Ser. A (FGIC)	Aaa/AAA	$1,107,400
3,000	State Dept. of Budget & Finance,
	5.75%, 12/1/18, Ser. B (AMBAC) (b)	Aaa/AAA	3,268,290

			4,375,690

	Illinois—13.8%
6,535	Chicago GO, 5.00%, 1/1/43 (AMBAC)	Aaa/AAA	6,706,609
1,145	Chicago O’ Hare Intl. Airport Rev.,
	5.50%, 1/1/15 (AMBAC)	Aaa/AAA	1,257,290
1,800	Chicago School Board of Education Reform GO,
	5.25%, 12/1/21, Ser. A (FGIC)	Aaa/AAA	2,047,302
1,000	Chicago Wastewater Transmission Rev.,
	6.00%, 1/1/17 (MBIA)
	(Pre-refunded @ 101, 1/1/10) (a).	Aaa/AAA	1,134,780
1,000	Chicago Water Rev., 5.25%, 11/1/17 (FGIC)	Aaa/AAA	1,066,950
1,000	Health Facs. Auth. Rev., Centegra Health System,
	5.25%, 9/1/24	NR/A-	1,018,550
1,000	Madison & St. Clair Cnty. School Dist., GO,
	5.50%, 2/1/16 (FGIC)	Aaa/AAA	1,118,300
1,100	McHenry & Lake Cntys., Cmnty. High School Dist., GO,
	5.125%, 1/1/19 (FGIC)	Aaa/NR	1,180,069
	Regional Transmission Auth.,
1,005	5.50%, 6/1/16, Ser. B (FGIC)	Aaa/AAA	1,152,504
2,000	6.00%, 6/1/23 (FGIC).	Aaa/AAA	2,461,580
1,500	State Sales Tax Rev., 5.375%, 6/15/16	Aa3/AAA	1,643,625
1,000	State Toll Highway Auth. Rev.,
	5.50%, 1/1/15, Ser. A (FSA)	Aaa/AAA	1,139,070

			21,926,629

	Indiana—0.7%
1,000	Indianapolis Local Public Impt. Board,
	5.00%, 2/1/17, Ser. A	Aaa/AAA	1,052,430

	Kentucky—1.4%
2,125	Louisville & Jefferson Cnty. Regional Airport
	Auth. System Rev., 5.375%, 7/1/23, Ser. A (FSA) (b)	Aaa/AAA	2,256,219

	Louisiana—3.4%
5,000	New Orleans GO, 5.25%, 12/1/29 (AMBAC)	Aaa/AAA	5,409,850

	Massachusetts—1.8%
1,500	State GO, 5.50%, 11/1/20, Ser. C
	(Pre-refunded @ 100, 11/1/12) (a)	Aa2/AA	1,693,665
1,000	State Health & Educational Facs. Auth. Rev.,
	5.125%, 7/1/19, Ser. B	Aa3/AA-	1,046,540

4 Municipal Advantage Fund Semi-Annual Report | 4.30.05 |

Municipal Advantage Fund Inc. Schedule of Investments
April 30, 2005 (unaudited) (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)	Value

	Massachusetts (continued)
$ 90	State Water Pollution Abatement Trust,
	6.375%, 2/1/15, Ser. A.	Aaa/AAA	$91,155

			2,831,360

	Michigan—2.9%
1,065	Bloomingdale Public School Dist., No. 16, GO,
	5.50%, 5/1/19	Aa2/AA	1,181,234
2,000	Grand Valley Univ. Rev., 5.50%, 2/1/18 (FGIC)	Aaa/AAA	2,276,180
1,075	Lincoln School Dist., GO, 5.50%, 5/1/19
	(Pre-refunded @ 100, 11/1/11) (a)	Aa2/AA	1,206,225

			4,663,639

	Nevada—1.1%
1,100	Clark Cnty. Park & Regional Justice Center GO,
	5.50%, 11/1/17 (Pre-refunded @ 100, 11/1/09) (a)	Aa2/AA	1,210,561
	Housing Division Rev.,
65	5.65%, 4/1/22, Ser. A (b)	NR/AA	67,056
160	5.95%, 4/1/22 (b)	Aa2/AA	166,427
115	6.125%, 4/1/22, Ser. B-2 (FHA) (b)	Aa2/AA	120,326
115	6.20%, 4/1/17, Ser. B-1 (AMBAC)	Aaa/AAA	115,666

			1,680,036

	New Hampshire—0.1%
	State Housing Finance Auth.,
70	6.50%, 7/1/14, Ser. D (b)	Aa2/NR	70,360
60	6.90%, 7/1/19, Ser. C (b)	Aa2/NR	60,320

			130,680

	New Jersey—4.4%
5,700	State Turnpike Auth. Rev., 5.60%, 1/1/22, Ser. A (MBIA)	Aaa/AAA	6,201,258
750	Tobacco Settlement Financing Corp. Rev., 6.75%, 6/1/39	Baa3/BBB	793,448

			6,994,706

	New Mexico—5.3%
8,035	Albuquerque Lodger Tax Rev., 5.00%, 7/1/37, Ser. A (FSA)	Aaa/AAA	8,379,702

	New York—4.9%
	State GO,
1,250	5.00%, 11/1/34, Ser. D	A1/A	1,293,012
535	5.00%, 4/1/35, Ser. M	A1/A	554,030
1,750	5.25%-5.50%, 9/15/19-9/15/33, Ser. C	A1/A	1,890,873
1,000	State Mortgage Agcy. Rev., 5.80%, 10/1/12 (b)	Aa1/NR	1,029,800
2,825	Triborough Bridge & Tunnel Auth. Revs.,
	5.125%, 11/15/29, Ser. B	Aa2/AA-	2,958,905

			7,726,620

| 4.30.05 | Municipal Advantage Fund Semi-Annual Report 5

Municipal Advantage Fund Inc. Schedule of Investments
April 30, 2005 (unaudited) (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)	Value

	North Dakota—0.5%
	State Housing Finance Agcy. Rev.,
$ 568	5.50%, 7/1/18, Ser. C (b)	Aa2/NR	$569,863
225	5.85%, 7/1/10, Ser. A (b)	Aa2/NR	231,426

			801,289

	Ohio—5.9%
1,155	Akron Sewer System Rev., 5.25%, 12/1/18 (MBIA)	Aaa/NR	1,268,467
3,085	Cuyahoga Cnty., GO, 5.60%, 5/15/13 (MBIA)	Aaa/AAA	3,538,094
2,250	Hamilton Cnty. Sales Tax,
	5.25%, 12/1/32, Ser. B (AMBAC)	Aaa/NR	2,410,470
1,000	Hamilton Cnty. Sewer System Rev.,
	5.75%, 12/1/25, Ser. A (MBIA)	Aaa/AAA	1,131,680
885	Summit Cnty., GO, 6.25%, 12/1/15 (FGIC)
	(Pre-refunded @ 101, 12/1/10) (a)	Aaa/AAA	1,027,051

			9,375,762

	Pennsylvania—2.1%
2,000	Allegheny Cnty. Hospital Dev. Auth.,
	6.00%, 7/1/23, Ser. B (MBIA)	Aaa/AAA	2,439,880
845	South Wayne Cnty. Water & Sewer,
	5.95%, 10/15/13 (AMBAC) (b)	Aaa/AAA	970,575

			3,410,455

	South Dakota—0.6%
870	Heartland Consumers Power Dist. Rev., 7.00%, 1/1/16	Aaa/AAA	1,020,954

	Tennessee—0.9%
425	Housing Dev. Agcy., 6.375%, 7/1/22 (b)	Aa2/AA	428,523
960	Memphis-Shelby Cnty. Airport Auth. Rev.,
	6.25%, 3/1/15, Ser. D (AMBAC) (b)	Aaa/AAA	1,071,466

			1,499,989

	Texas—13.6%
1,000	Alliance Airport Auth. Rev., 6.375%, 4/1/21 (b)	Baa2/BBB	1,048,020
1,000	Corpus Christi, GO, 5.00%, 3/1/21 (FSA)	Aaa/AAA	1,055,290
5,000	Dallas GO, 4.50%, 2/15/22	Aa1/AA+	5,066,900
3,400	Fort Bend Indpt. School Dist., GO, 5.25%, 8/15/18 (PSF)	NR/AAA	3,674,006
	Houston Water Conveyance System, CP, (AMBAC),
1,000	6.25%, 12/15/14, Ser. J	Aaa/AAA	1,189,900
1,400	7.50%, 12/15/15, Ser. H	Aaa/AAA	1,826,440
1,500	Port Houston Auth., Harris Cnty., GO, 5.75%, 10/1/17 (b)	Aa1/AA+	1,534,005
2,000	Richardson Hospital Auth., 6.00%, 12/1/19	Baa2/BBB	2,168,820
430	State Veterans Housing Finance Assist, GO,
	5.15%, 6/1/24, Ser. A (b)	Aa1/AA	434,893

6 Municipal Advantage Fund Semi-Annual Report | 4.30.05 |

Municipal Advantage Fund Inc. Schedule of Investments
April 30, 2005 (unaudited) (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)	Value

	Texas (continued)
$ 250	State Public Finance Auth. Building Rev.,
	5.625%, 8/1/19, Ser. B (FSA)	Aaa/AAA	$275,045
2,000	Texas Tech Univ. Rev., 5.50%, 8/15/18 (MBIA)	Aaa/AAA	2,209,360
1,000	Univ. Houston Revs., 5.25%, 2/15/17 (MBIA)	Aaa/AAA	1,075,430

			21,558,109

	Utah—0.1%
	State Housing Finance Agcy. (FHA),
65	6.35%, 7/1/11	Aaa/NR	65,244
95	6.55%, 1/1/22-7/1/26 (b)	Aaa/AAA	96,010

			161,254

	Vermont—0.0%
35	Housing Finance Agcy., 5.70%, 5/1/12, Ser. 9, (MBIA) (b)	Aaa/AAA	35,886

	Washington—4.8%
1,005	Franklin Cnty. Public Utility Rev., 5.625%, 9/1/15 (MBIA)	Aaa/AAA	1,121,972
1,000	Grant Cnty. Public Utility Dist.,
	4.75%, 1/1/38, Ser. B (FGIC) (b)	Aaa/AAA	988,480
1,500	Port Seattle Rev., 5.625%, 2/1/24, Ser.B (MBIA) (b)	Aaa/AAA	1,614,405
3,000	State GO, Motor Vehicle Dept., 5.625%, 7/1/25, Ser. B	Aa1/AA	3,265,020
500	Vancouver GO, 5.25%, 12/1/18 (MBIA)	Aaa/AAA	565,010

			7,554,887

	West Virginia—0.7%
1,000	Braxton Cnty. Solid Waste Disp. Rev., Weyerhaeuser Co.,
	6.125%, 4/1/26 (b)	Baa2/BBB	1,051,670

	Wyoming—0.7%
1,000	Student Loan Corp. Rev., 6.20%, 6/1/24, Ser. A	NR/AA	1,079,630

	Total Municipal Bonds & Notes (cost - $150,394,534)		157,402,267

OTHER MUNICIPAL BONDS & NOTES—0.7%
	Puerto Rico—0.7%
1,000	Commonwealth Highway & Transportation Auth Rev.,
	5.50%, 7/1/16, Ser. AA (FGIC) (cost - $1,181,428)	Aaa/AAA	1,159,470

VARIABLE RATE DEMAND NOTES (c)—0.1%
	Wyoming—0.1%
200	Lincoln Cnty. Pollution Control Rev.,
	2.89%, 5/2/05 (b) (cost - $200,000)	P1/A1+	200,000

Total Investments (cost - $151,775,962)—100%			$158,761,737

| 4.30.05 | Municipal Advantage Fund Semi-Annual Report 7

Municipal Advantage Fund Inc. Schedule of Investments
April 30, 2005 (unaudited) (continued)

(a)
Pre-refunded bonds are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date.

(b)	Subject to Alternative Minimum Tax

(c)
Variable Rate Demand Notes — Instruments whose interest rates change on a specific date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). Maturity date shown is date of next rate change.

Glossary:
AMBAC—insured by American Municipal Bond Assurance Corp.
CP—Certificates of Participation
FGIC—insured by insured Financial Guaranty Insurance Co.
FHA—insured by Federal Housing Administration
FSA—insured by Financial Security Assurance, Inc.
GO—General Obligation Bonds
MBIA—insured by Municipal Bond Investors Assurance
NR—Not Rated
PSF—Public School Fund
XLCA—Insured by XL Capital Assurance

8 Municipal Advantage Fund Semi-Annual Report | 4.30.05 | See accompanying Notes to Financial Statements

Municipal Advantage Fund Inc. Statement of Assets and Liabilities
April 30, 2005 (unaudited)

Assets:
Investments, at value (cost-$151,775,962)	$158,761,737

Cash	81,495

Interest receivable	2,752,300

Receivable for investments sold	1,107,166

Prepaid expenses	17,911

Total Assets	162,720,609

Liabilities:
Dividends payable to common and preferred shareholders	455,390

Investment management fee payable	79,402

Accrued expenses	57,063

Total Liabilities	591,855

Preferred Stock ($0.001 par value; $50,000 net asset and liquidation value per share
applicable to 1,100 shares issued and outstanding)	55,000,000

Net Assets Applicable to Common Shareholders	$107,128,754

Composition of Net Assets Applicable to Common Shareholders:
Common Stock:
Par value ($0.001 per share, applicable to 7,257,093 shares issued and outstanding)	$7,257

Paid-in-capital in excess of par	100,617,944

Undistributed net investment income	43,944

Accumulated net realized loss	(526,166)

Net unrealized appreciation of investments	6,985,775

Net Assets Applicable to Common Shareholders	$107,128,754

Net Asset Value Per Common Share	$14.76

See accompanying Notes to Financial Statements | 4.30.05 | Municipal Advantage Fund Semi-Annual Report 9

Municipal Advantage Fund Inc. Statement of Operations
Six months ended April 30, 2005 (unaudited)

Investment Income:
Interest	$3,828,127

Expenses:
Investment management fees	483,138

Auction agent fees and commissions	72,532

Legal fees	32,588

Audit and tax service fees	28,170

Custodian fees	22,111

Directors’ fees and expenses	20,964

New York Stock Exchange listing fees	20,346

Transfer agent fees	15,192

Shareholder reports and notices	8,894

Insurance expense	2,999

Investor relations	2,461

Miscellaneous	4,653

Total expenses	714,048

Less: custody credits earned on cash balances	(298)

Net expenses	713,750

Net Investment Income	3,114,377

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	183,773

Futures contracts	(760,631)

Net change in unrealized appreciation/depreciation of:
Investments	(90,229)

Futures contracts	50,603

Net realized and unrealized loss on investments and futures contracts	(616,484)

Net Increase in Net Assets Resulting from Investment Operations	2,497,893

Dividends and Distributions on Preferred Stock from:
Net investment income	(370,292)

Net realized gains	(197,063)

Total dividends and distributions on Preferred Stock	(567,355)

Net Increase in Net Assets Applicable to Common Shareholders
Resulting from Investment Operations	$1,930,538

10 Municipal Advantage Fund Semi-Annual Report | 4.30.05 | See accompanying Notes to Financial Statements

Municipal Advantage Fund Inc.	Statement of Changes in Net Assets Applicable to Common Shareholders

	Six months
	ended	Year ended
	April 30, 2005	October 31,
	(unaudited)	2004

Investment Operations:
Net investment income	$3,114,377	$6,381,561

Net realized gain (loss) on investments and futures contracts	(576,858)	1,989,457

Net change in unrealized appreciation/depreciation of investments
and futures contracts	(39,626)	(104,625)

Net increase in net assets resulting from investment operations	2,497,893	8,266,393

Dividends and Distributions on Preferred Stock from:
Net investment income	(370,292)	(673,264)

Net realized gains	(197,063)	(34,642)

Total dividends and distributions on preferred stock	(567,355)	(707,906)

Net increase in net assets applicable to common shareholders resulting
from investment operations.	1,930,538	7,558,487

Dividends and Distributions to Common Shareholders from:
Net investment income	(2,612,553)	(5,950,817)

Net realized gains	(1,741,702)	(369,894)

Total dividends and distributions to common shareholders	(4,354,255)	(6,320,711)

Total increase (decrease) in net assets applicable to common shareholders	(2,423,717)	1,237,776

Net Assets Applicable to Common Shareholders:
Beginning of period	109,552,471	108,314,695

End of period (including undistributed (dividends in excess of) net investment
income of $43,944 and $(87,588), respectively)	$107,128,754	$109,552,471

See accompanying Notes to Financial Statements | 4.30.05 | Municipal Advantage Fund Semi-Annual Report 11

Municipal Advantage Fund, Inc. Notes to Financial Statements
April 30, 2005 (unaudited)

1. Organization and Significant Accounting Policies

Municipal Advantage Fund Inc. (the “Fund”) was incorporated in the State of Maryland on February 23, 1993 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”), formerly PA Fund Management LLC, serves as the Fund’s Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, majority-owned subsidiary of Allianz AG. The Fund has 100 million shares of $0.001 par value common stock authorized.

The Fund invests substantially all of its assets in a portfolio of municipal bonds, the interest from which is exempt from federal income taxes. The issuers’ abilities to meet their obligations may be affected by economic and political developments in a specific state or region.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been asserted. However, the Fund expects the risk of any loss to be remote.

The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. The Fund’s investments are valued daily by an independent pricing service approved by the Board of Directors. Prices obtained from an independent pricing service use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded futures are valued at the settlement price determined by the relevant exchange. Short-term investments maturing in sixty days or less are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, may be fair-valued in good faith pursuant to guidelines established by the Board of Directors. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The Fund’s net asset value is determined daily at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Original issue discounts and premiums on debt securities purchased are accreted or amortized daily to non-taxable interest income. Market discount, if any, is accreted daily to taxable income.

(c) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its taxable ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

(d) Futures Contracts

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash or securities, equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and is recorded by the Fund as unrealized appreciation or depreciation. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

12 Municipal Advantage Fund Semi-Annual Report | 4.30.05 |

Municipal Advantage Fund, Inc. Notes to Financial Statements
April 30, 2005 (unaudited)

(e) Dividends and Distributions—Common Stock

The Fund declares dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid annually. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

(f) Custody Credits Earned on Cash Balances

The Fund benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Fund.

2. Investment Manager and Investment Adviser

The Fund has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Directors, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly at the annual rate of 0.60% of the Fund’s average daily net assets, inclusive of net assets attributable to any preferred stock that may be outstanding.

The Investment Manager has retained its affiliate Oppenheimer Capital LLC, (the “Investment Adviser”) to manage the Fund’s investments. At a meeting of the Board of Directors on February 28, 2005, the Board approved an amendment to the Investment Advisory Agreement between the Investment Manager and OpCap Advisors LLC that substituted OpCap Advisors’ parent company for OpCap Advisors as the investment adviser to the Fund. OpCap Advisors and the Investment Adviser have substantially the same employees and management and the change did not result in any change to the portfolio management and trading personnel working on the Fund nor did it alter the Fund’s investment program. Subject to the supervision of the Investment Manager, the Investment Adviser makes all the Fund’s investment decisions. The Investment Manager, and not the Fund, pays a portion of the fees it receives to the Investment Adviser on a monthly basis in return for its services at the maximum annual rate of 0.36% of the Fund’s average daily net assets, inclusive of net assets attributable to any preferred stock that may be outstanding. The Investment Manager informed the Fund that it paid the Investment Adviser $289,883 for the six months ended April 30, 2005.

3. Investments in Securities

For the six months ended April 30, 2005, aggregate purchases and sales of investments, other than short-term securities, were $2,802,939 and $5,887,504, respectively.

4. Income Tax Information

The cost basis of portfolio securities for federal income tax purposes is $151,775,962. Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $7,038,615; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $52,840; net unrealized appreciation for federal income tax purposes is $6,985,775.

5. Capital

For the six months ended April 30, 2005 and the year October 31, 2004, there were no transactions in shares of common stock.

6. Auction Rate Preferred Stock

The Fund has issued 1,100 shares of Preferred Stock with a net asset and liquidation value of $50,000 per share plus accrued dividends.

Dividends are accumulated daily at an annual rate set through auction procedures. The annualized dividend rate ranged from 1.65% to 2.65% during the six months ended April 30, 2005 and was 2.65% at April 30, 2005.

The Fund is subject to certain limitations and restrictions while Preferred Stock is outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Stock at its liquidation value. The Preferred Stock, which is entitled to one vote per share, generally votes with the common shares votes separately as a class to elect two Directors and on any matters affecting the rights of the Preferred Stock.

| 4.30.05 | Municipal Advantage Fund Semi-Annual Report 13

Municipal Advantage Fund, Inc. Notes to Financial Statements
April 30, 2005 (unaudited)

7. Subsequent Common Dividend Declarations/Announcements

On May 2, 2005, a dividend of $0.060 per share was declared to common shareholders payable June 1, 2005 to shareholders of record on May 13, 2005.

On June 1, 2005, a dividend of $0.060 per share was declared to common shareholders payable July 1, 2005 to shareholders of record on June 10, 2005.

On June 17, 2005, the Board of Directors announced its intention to decrease the Fund’s monthly per share common dividend from $0.06 per common share to $0.05 per common share, effective with the July 1, 2005 dividend declaration payable on August 1, 2005.

8. Legal Proceedings

On September 13, 2004, the Securities and Exchange Commission (the “Commission”) announced that the Investment Manager and certain of its affiliates (together with the Investment Manager, the “Affiliates”) had agreed to a settlement of charges that they and certain of their officers had, among other things, violated various antifraud provisions of the federal securities laws in connection with an alleged market-timing arrangement involving trading of shares of certain open-end investment companies (“open-end funds”) advised or distributed by these certain affiliates. In their settlement with the Commission, the Affiliates consented to the entry of an order by the Commission and, without admitting or denying the findings contained in the order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, the Affiliates agreed to pay civil money penalties in the aggregate amount of $40 million and to pay disgorgement in the amount of $10 million, for an aggregate payment of $50 million. In connection with the settlement, the Affiliates have been dismissed from the related complaint the Commission filed on May 6, 2004 in the U.S. District Court in the Southern District of New York. Neither the complaint nor the order alleges any inappropriate activity took place with respect to the Fund.

In a related action on June 1, 2004, the Attorney General of the State of New Jersey (“NJAG”) announced that it had entered into a settlement agreement with Allianz Global and the Affiliates, in connection with a complaint filed by the NJAG on February 17, 2004. In the settlement, Allianz Global and other named affiliates neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the settlement contained allegations arising out of the same matters that were the subject of the Commission order regarding market-timing described above and does not allege any inappropriate activity took place with respect to the Fund.

On September 15, 2004, the Commission announced that the Affiliates had agreed to settle an enforcement action in connection with charges that they violated various antifraud and other provisions of federal securities laws as a result of, among other things, their failure to disclose to the board of trustees and shareholders of various open-end funds advised or distributed by the Affiliates material facts and conflicts of interest that arose from their use of brokerage commissions on portfolio transactions to pay for so-called “shelf space” arrangements with certain broker-dealers. In their settlement with the Commission, the Affiliates consented to the entry of an order by the Commission without admitting or denying the findings contained in the order. In connection with the settlement, the Affiliates agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, the Affiliates agreed to pay a civil money penalty of $5 million and to pay disgorgement of approximately $6.6 million based upon the aggregate amount of brokerage commissions alleged to have been paid by such open-end funds in connection with these shelf-space arrangements (and related interest). In a related action, the California Attorney General announced on September 15, 2004 that it had entered into an agreement with an affiliate of the Investment Manager in resolution of an investigation into matters that are similar to those discussed in the Commission order. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California Attorney General in the Superior Court of the State of California alleging, among other things, that this affiliate violated certain antifraud provisions of California law by failing to disclose matters related to the shelf-space arrangements described above. In the settlement agreement, the affiliate did not admit to any liability but agreed to pay $5 million in civil penalties and $4 million in recognition of the California Attorney General’s fees and costs associated with the investigation and related matters. Neither the Commission order nor the California Attorney General’s complaint alleges any inappropriate activity took place with respect to the Fund.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against the Investment Adviser and certain of its Affiliates based on the same circumstances as those cited in the 2004 settlements with the Commission and NJAG involving alleged “market timing” activities described above. The West Virginia Complaint alleges, among other things, that the Investment Manager and certain of its Affiliates improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised or distributed by the Affiliates in violation of the funds’ stated restrictions on “market timing.” As of the date of this prospectus, the West Virginia Complaint has not been formally served upon the Investment Manager or the Affiliates. The West Virginia Complaint also names numerous other defendants unaffiliated with the Affiliates in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees. The West Virginia Complaint does not allege that any inappropriate activity took place with respect to the Fund.

14 Municipal Advantage Fund Semi-Annual Report | 4.30.05 |

Municipal Advantage Fund, Inc. Notes to Financial Statements
April 30, 2005 (unaudited)

Since February 2004, certain of the Affiliates and their employees have been named as defendants in a total of 14 lawsuits filed in one of the following: U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; the remaining four lawsuits concern “revenue sharing” with brokers offering “shelf space” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of affiliated funds during specified periods or as derivative actions on behalf of the funds.

The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. The Investment Manager believes that other similar lawsuits may be filed in federal or state courts naming as defendants the Investment Adviser, the Affiliates, Allianz Global, the Fund, other open- and closed-end funds advised or distributed by the Investment Manager and/or its affiliates, the boards of directors or trustees of those funds, and/or other affiliates and their employees. Under Section 9(a) of the 1940 Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the Investment Manager, Allianz Global/or their affiliates, they and their affiliates would, in the absence of exemptive relief granted by the Commission, be barred from serving as an investment manager/sub-adviser or principal underwriter for any registered investment company, including the Fund. In connection with an inquiry from the Commission concerning the status of the New Jersey settlement described above under Section 9(a), the Investment Manager and certain of its affiliates (together, the “Applicants”) have sought exemptive relief from the Commission under Section 9(c) of the 1940 Act.

The Commission has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the Commission takes final action on their application for a permanent order. There is no assurance that the Commission will issue a permanent order. If the West Virginia Attorney General were to obtain a court injunction against the Investment Manager or the Affiliates, the Investment Manager or the Affiliates would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

A putative class action lawsuit captioned Charles Mutchka et al. v. Brent R. Harris, et al., filed in January 2005 by and on behalf of individual shareholders of certain open-end funds that hold equity securities and that are sponsored by the Investment Manager and the Affiliates, is currently pending in the federal district court for the Central District of California. The plaintiff alleges that fund trustees, investment advisers and affiliates breached fiduciary duties and duties of care by failing to ensure that the open-end funds participated in securities class action settlements for which those funds were eligible. The plaintiff has claimed as damages disgorgement of fees paid to the investment advisers, compensatory damages and punitive damages.

The Investment Manager believes that the claims made in the lawsuit against the Investment Manager and the Affiliates are baseless, and the Investment Manager and the Affiliates intend to vigorously defend the lawsuit. As of the date hereof, the Investment Manager believes a decision, if any, against the defendants would have no material adverse effect on the Fund or the ability of the Investment Manager or the Affiliates to perform their duties under the investment management or portfolio management agreements, as the case may be.

The foregoing speaks only as of the date hereof. There may be additional litigation or regulatory developments in connection with the matters discussed above.

It is possible that these matters and/or other developments resulting from these matters could lead to a decrease in the market price of the Fund’s shares or other adverse consequences to the Fund and its shareholders. However, the Investment Manager and the Investment Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on the Investment Manager’s or the Investment Adviser’s ability to perform their respective investment advisory services related to the Fund.

9. Matters relating to the Directors consideration of the continuance of the Investment Management Agreement.

In determining to approve the Investment Management Agreement between the Fund and the Investment Manager and the Investment Advisory and Administration Agreement between the Investment Manager, the Investment Adviser, the Directors met with the relevant investment advisory personnel from the Investment Manager and the Investment Adviser and considered information relating to personnel providing services under the applicable agreement and were represented by experienced independent counsel. The information considered included the education and experience of the personnel providing services, including the education and experience of the investment professionals expected to be on the team of investment professionals managing the Fund. The Directors also took into account the time and attention that had been devoted by senior management to the Fund and the other funds in the complex. The Directors evaluated the level of skill required to manage the Fund and concluded that the human resources devoted by the Investment Manager and the Investment Adviser to the Fund were appropriate to fulfill effectively the duties of the Investment Manager and Investment Adviser under the applicable agreement. The Directors also considered the business reputation of the Investment Manager and Investment Adviser since their inception, their significant financial resources, the Investment Manager’s and Investment Adviser’s experience in managing the Fund, including the Investment Manager’s and Investment Adviser’s assets under management and their professional liability insurance coverage, and concluded that they would be able to meet any reasonably foreseeable obligations under the applicable agreement.

| 4.30.05 | Municipal Advantage Fund Semi-Annual Report 15

Municipal Advantage Fund, Inc. Notes to Financial Statements
April 30, 2005 (unaudited)

The Directors received information concerning the investment philosophy and investment process applied by the Investment Manager and Investment Adviser in managing the Fund, as described in the Fund’s Prospectus. In this connection, the Directors considered the Investment Manager’s and the Investment Adviser’s in-house research capabilities, including its ongoing forecasting of industry, sector and overall market movements, interest rates and the development of its ongoing outlook on the global economy, as well as other resources available to the Investment Manager’s and the Investment Adviser’s personnel, including research services available to the Investment Manager and the Investment Adviser as a result of securities transactions effected for the Fund and other investment advisory clients. The Directors concluded that the Investment Manager’s and the Investment Adviser’s investment process, research capabilities and philosophy were suited to the Fund.

The Directors considered the scope of the services provided by the Investment Manager and Investment Adviser to the Fund under the applicable agreement, relative to services provided by third parties to other investment companies. The Directors noted that the Investment Manager’s and Investment Adviser’s required standard of care was comparable to that found in most investment companies investment advisory agreements. The Directors also considered the tools and procedures used to assure the Fund’s compliance with applicable regulations and policies including the appointment of a Chief Compliance Officer and the adoption of enhanced compliance policies and procedures. The Directors apprised themselves and took account of claims made by regulators and others against affiliates of the Investment Manager and the Investment Adviser and the steps taken to address those claims. The Directors concluded that the scope of the Investment Manager’s and Investment Adviser’s services to the Fund, as described above, was consistent with the Fund’s operational requirements, including, in addition to its investment objective, compliance with the Fund’s investment restrictions, tax and reporting requirements and related shareholder services.

The Directors also evaluated the procedures of the Investment Manager and Investment Adviser designed to fulfill their fiduciary duty to the Fund with respect to possible conflicts of interest, including their codes of ethics (regulating the personal trading of their officers and employees), the procedures by which the Investment Manager and the Investment Adviser allocate trades among their various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of the Investment Manager and the Investment Adviser in these matters. The Directors also received information concerning standards of the Investment Manager and the Investment Adviser with respect to the execution of Fund transactions. The information considered by the Directors included information regarding the Investment Manager and the Investment Adviser, their personnel, policies and practices included in each of their respective Forms ADV.

The Directors considered the quality of the services provided by the Investment Manager and the Investment Adviser to the Fund. In approving the agreements, the Directors also gave substantial consideration to the advisory fees charged by the Investment Manager. Specifically, the Directors considered the advisory fees charged under other investment advisory contracts, such as contracts between other investment advisers to other investment companies in the peer groups of the Fund and contracts between the Investment Manager with other accounts managed in strategies similar to those of the Fund. The Directors considered the Fund’s expense ratio compared to the median and average ratios of funds in its peer group and they considered that certain of the other accounts managed by the Investment Manager and the Investment Adviser paid a lesser fee than the Fund on a gross basis. In that connection, the Directors considered that for those accounts that are not registered investment companies or that are sub-advised registered investment companies sponsored by other investment advisers, the Investment Manager and the Investment Adviser do not devote the same level of services to manage and administer those assets. The Directors also took into account so-called “fallout benefits” to the Investment Manager and the Investment Adviser such as reputational value derived from serving as Investment Manager and Investment Adviser, respectively, to the Fund and the fact that the Investment Manager and the Investment Adviser will receive services from brokers who execute transactions from the Fund.

Based on a profitability analysis provided by the Investment Manager, the Director’s considered the profitability of the Investment Manager from its relationship with the Fund and determined that profitability was reasonable. The Directors also considered whether economies of scale would be realized to the extent the Fund grows and whether fee levels reflect the economies of scale for the benefit of Fund shareholders. In this regard, the Directors noted that because the Fund is closed-end, the Investment Manager did not expect the Fund to grow to a size that would allow the Fund to experience significant economies of scale and therefore noted that the fee levels do not reflect any such economies of scale.

16 Municipal Advantage Fund Semi-Annual Report | 4.30.05 |

Municipal Advantage Fund, Inc.	Annual Shareholder Meeting Results/
April 30, 2005 (unaudited)	Proxy Voting Policies & Procedures

Annual Shareholders Meeting Results:

The Fund held its annual meeting of shareholders on February 23, 2005. Preferred shareholders voted to elect David C. Flattum and Common and Preferred shareholders voted to re-elect Paul Belica as Class II directors to serve until 2008.

The resulting vote count was:

		Withhold
	Affirmative	Authority

Re-Election of Paul Belica	6,625,848	238,264
Election of David C. Flattum*	995	—

Robert E. Connor,* Raymond D. Horton and Wendy W. Luers continue to serve as directors of the Fund.

* Preferred Stock Director

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the twelve months ended June 30, 2004 is available (i) without charge, upon request by calling the Fund’s transfer agent at (800) 331-1710; (ii) on the Fund’s website at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

| 4.30.05 | Municipal Advantage Fund Semi-Annual Report 17

Municipal Advantage Fund Inc. Financial Highlights
For a share of common stock outstanding throughout each period:

	Six months
	ended			Year ended October 31,
	April 30, 2005
	(unaudited)		2004	2003	2002	2001	2000

Net asset value,
beginning of period	$15.10		$14.93	$14.84	$14.82	$13.75	$13.18

Income (Loss) from
Investment Operations:
Net investment income	0.43		0.88	0.91	0.99	1.03	1.05

Net realized and unrealized
gain (loss) on investments and
futures contracts	(0.09)		0.26	0.15	(0.03)	1.04	0.60

Total from investment
operations	0.34		1.14	1.06	0.96	2.07	1.65

Dividends and Distributions
on Preferred Stock from:
Net investment income	(0.05)		(0.10)	(0.08)	(0.11)	(0.26)	(0.32)

Net realized gains	(0.03)		(0.00)†	—	—	—	—

Total dividends and distributions
to preferred shareholders	(0.08)		(0.10)	(0.08)	(0.11)	(0.26)	(0.32)

Net increase in net assets
applicable to common
shares resulting from
investment operations	0.26		1.04	0.98	0.85	1.81	1.33

Dividends and Distributions
to Common Shareholders from:
Net investment income	(0.36)		(0.82)	(0.89)	(0.83)	(0.74)	(0.76)

Net realized gains	(0.24)		(0.05)	—	—	—	—

Total dividends and distributions
to common shareholders	(0.60)		(0.87)	(0.89)	(0.83)	(0.74)	(0.76)

Net asset value, end of period	$14.76		$15.10	$14.93	$14.84	$14.82	$13.75

Market price, end of period	$12.89		$13.29	$13.57	$13.04	$13.05	$11.375

Total Investment Return (1)	1.5%		4.4%	11.0%	6.4%	20.4%	3.4%

RATIOS/SUPPLEMENTAL DATA
Net assets applicable to
common shareholders,
end of year (000’s)	$107,129		$109,552	$108,315	$107,673	$107,534	$99,778

Ratio of expenses to
average net assets (2)(3)	1.34	%(4)	1.30%	1.35%	1.38%	1.34%	1.44%

Ratio of net investment income
to average net assets (2)	5.85	%(4)	5.89%	6.09%	6.83%	7.17%	7.89%

Asset coverage per share
of preferred stock	$147,354		$149,534	$148,442	$147,846	$147,707	$140,473

Portfolio turnover	2%		82%	23%	37%	25%	27%

† Less than $0.005 per share.

(1) Total investment return is calculated assuming a purchase of shares of common stock at the current market price on the first day of the period and a sale at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2) Calculated on the basis of income and expenses applicable to both common shares and preferred stock relative to the average net assets of common shareholders.

(3) Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(f) in Notes to Financial Statements)

(4) Annualized.

18 Municipal Advantage Fund Semi-Annual Report | 4.30.05 | See accompanying Notes to Financial Statements

Directors and Principal Officers
Robert E. Connor
Director, Chairman of the Board of Directors
Paul Belica
Director
David C. Flattum
Director
Raymond D. Horton
Director
Wendy W. Luers
Director
Brian S. Shlissel
President & Chief Executive Officer
Matthew Greenwald
Executive Vice President
Newton B. Schott, Jr.
Executive Vice President
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer
Thomas J. Fuccillo
Secretary
Youse Guia
Chief Compliance Officer
Jennifer A. Patula
Assistant Secretary

Investment Manager
Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Investment Adviser
Oppenheimer Capital LLC
1345 Avenue of the Americas
New York, NY 10105

Custodian & Accounting Agent
State Street Bank & Trust Co.
225 Franklin Street
Boston, MA 02110

Transfer Agent, Dividend Paying Agent and Registrar
PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017

This report, including the financial information herein, is transmitted to the shareholders of Municipal Advantage Fund Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by an independent registered public accounting firm, who did not express an opinion hereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company 1940 Act, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of its fiscal year on Form N-Q. Form N-Q is available (i) on the Fund’s web site at www.allianzinvestors.com (ii) on the Commission’s web site at www.sec.gov, and (iii) at the Commission’s Public Reference Room which is located at the Commission’s headquarters’ office, 450 5th Street N.W. Room 1200, Washington, D.C. 20459, (202) 942-8090.

Information on the Fund is available at www.allianzinvestors.com or by calling the Fund’s transfer agent at 1-800-331-1710.

ITEM 2. CODE OF ETHICS

      Not required in this filing

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

      Not required in this filing

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

      Not required in this filing

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

      Not required for this filing

ITEM 6. SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

      Not required in this filing

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

      Not effective at the time of this filing

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED COMPANIES.

                                                      TOTAL NUMBER          MAXIMUM NUMBER
                                                   OF SHARES PURCHASED    OF SHARES THAT MAY
                     TOTAL NUMBER    AVERAGE       AS PART OF PUBLICLY     YET BE PURCHASED
                      OF SHARES     PRICE PAID     ANNOUNCED PLANS OR       UNDER THE PLANS
     PERIOD           PURCHASED     PER SHARE           PROGRAMS              OR PROGRAMS
     ------          ------------   ----------     -------------------    -------------------

November 2004          N/A            N/A                 N/A                     N/A

December 2004          N/A            N/A                 N/A                     N/A

January  2005          N/A            N/A                 N/A                     N/A

February 2005          N/A            N/A                 N/A                     N/A

March 2005             N/A            N/A                 N/A                     N/A

April 2005             N/A            N/A                 N/A                     N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant's President and Chief Executive Officer and Principal
     Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of
1940, as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls or in factors that could affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS

(a)  Exhibit 99.302 Cert. - Certification pursuant to Section 302 of the
     Sarbanes-Oxley Act of 2002

(b)  Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the
     Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Municipal Advantage Fund Inc.

By /s/ Brian S. Shlissel
------------------------
Brian S. Shlissel, President & Chief Executive Officer

Date: July 5, 2005

By /s/ Lawrence G. Altadonna
----------------------------
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: July 5, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Brian S. Shlissel
------------------------
Brian S. Shlissel, President & Chief Executive Officer

Date: July 5, 2005

By /s/ Lawrence G. Altadonna
----------------------------
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: July 5, 2005